Exhibit 15.4
CONSENT OF QUALIFIED PERSON

Re:     Annual Report on Form 20-F of ArcelorMittal

I, Raquel Camargos Lima, an employee of ArcelorMittal, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2025 (the "2025 20-F"):

a) certify that I have supervised and validated the preparation of the mineral reserve estimates of Andrade iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2025 20-F, the Registration Statements listed in paragraph (c) below and mineral reserve estimates of Andrade iron ore mine; and
c) consent to the incorporation by reference of the 2025 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and the Registration Statement No. 333-278551 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, mineral reserve estimates of Andrade iron ore mine. I certify that I have read the 2025 20-F and that it fairly and accurately represents the mineral reserve estimates for each property for which I am responsible.

Dated: February 23, 2026

/s/ Raquel Camargos Lima
Raquel Camargos Lima
Senior Mining Engineer
Chartered Professional (CPMin) - AusIMM #3058203.

ArcelorMittal Brazil
23rd Floor
Avenue Carandai no. 1.115
Belo Horizonte
30130-915
Brazil
+5531995578222

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Raquel Camargos Lima, an employee of ArcelorMittal, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2025 (the "2025 20-F"):

a) certify that I have supervised and validated the preparation of the mineral reserve estimates of Serra Azul iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2025 20-F, the Registration Statements listed in paragraph (c) below and mineral reserve estimates of Serra Azul iron ore mine; and
c) consent to the incorporation by reference of the 2025 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and the Registration Statement No. 333-278551 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, mineral reserve estimates of Serra Azul iron ore mine. I certify that I have read the 2025 20-F and that it fairly and accurately represents the mineral reserve estimates for each property for which I am responsible.

Dated: February 23, 2026

/s/ Raquel Camargos Lima
Raquel Camargos Lima
Senior Mining Engineer
Chartered Professional (CPMin) - AusIMM #3058203.

ArcelorMittal Brazil
23rd Floor
Avenue Carandai no. 1.115
Belo Horizonte
30130-915
Brazil
+5531992032107

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Marlon Sarges Ferreira, an employee of ArcelorMittal, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2025 (the "2025 20-F"):

a) certify that I have supervised and validated the preparation of the mineral resource estimates of Andrade iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2025 20-F, the Registration Statements listed in paragraph (c) below and mineral resource estimates of Andrade iron ore mine; and
c) consent to the incorporation by reference of the 2025 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and the Registration Statement No. 333-278551 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, mineral resource estimates of Andrade iron ore mine. I certify that I have read the 2025 20-F and that it fairly and accurately represents the mineral resource estimates for each property for which I am responsible.

Dated: February 23, 2026

/s/ Marlon Sarges Ferreira
Marlon Sarges Ferreira
Specialist Geologist
AIG Member - #6914

ArcelorMittal Brazil
23rd Floor
Avenue Carandai no. 1.115
Belo Horizonte
30130-915
Brazil
+5531992032107

CONSENT OF QUALIFIED PERSON

Re: Annual Report on Form 20-F of ArcelorMittal

I, Marlon Sarges Ferreira, an employee of ArcelorMittal, in connection with ArcelorMittal's Annual Report on Form 20-F for the year ended December 31, 2025 (the "2025 20-F"):

a) certify that I have supervised and validated the preparation of the mineral resource estimates of Serra Azul iron ore mine;

b) consent to the use of and references to my name, including my status as an expert or "qualified person" (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission), in connection with the 2025 20-F, the Registration Statements listed in paragraph (c) below and mineral resource estimates of Serra Azul iron ore mine; and
c) consent to the incorporation by reference of the 2025 20-F into the Registration Statements Nos. 333-147382, 333-153576, 333-162697 and 333-170117 on Form S-8 and the Registration Statement No. 333-278551 on Form F-3 (and any amendments or supplements thereto).

I am responsible for authoring, and this consent pertains to, mineral resource estimates of Serra Azul iron ore mine. I certify that I have read the 2025 20-F and that it fairly and accurately represents the mineral resource estimates for each property for which I am responsible.

Dated: February 23, 2026

/s/ Marlon Sarges Ferreira
Marlon Sarges Ferreira
Geologist Specialist
AIG Member - #6914

ArcelorMittal Brazil
23rd Floor
Avenue Carandai no. 1.115
Belo Horizonte
30130-915
Brazil
+5531992032107